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                                                                    EXHIBIT 14.1
                                                                    ------------






                               CENTRUE FINANCIAL
                                  CORPORATION


                                 CODE OF ETHICS





















Board Approved January 2007

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Centrue Financial Corporation
Code of Ethics
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                                  INTRODUCTION


The Code of Ethics which follows has been adopted by the Board of Directors of Centrue Financial Corporation and its subsidiary, Centrue Bank, (collectively referred to as "Centrue Financial Corporation"). The Code is intended to provide guidance to the directors, officers and employees concerning their personal and professional ethics. It is not intended to be all inclusive nor is it intended to limit personal activities.

The policy statements which follow concern adherence to applicable laws and regulations and proper individual behavior when faced with situations in which our personal interests conflict or appear to conflict with the interests of other parties involved with Centrue Financial Corporation. Among the standards to be observed are the following:

     1. We will conduct our personal and business dealings in accord with the letter, spirit and intent of relevant laws and regulations.

     2. We will act toward others in a manner in which we desire them to act toward us. We will not engage in any illegal, dishonest, or unethical conduct. We will follow the highest ethical standards.

     3. We will accept individual responsibility for our actions without seeking refuge or anonymity behind Centrue Financial Corporation's reputation or that of any smaller group acting on Centrue Financial Corporation's behalf.

     4.  We believe in providing fair and efficient service to our customers.

     5. We will treat our fellow employees like customers, giving them the same exceptional service that our outside customers receive.

     6. We will be completely candid with our fellow employees in all business matters so that decisions will be reasonable and based upon all relevant facts.

The Code should be read and an attempt be made to understand not only the letter but the intent of the code. When faced with a confusing situation, guidance may be sought from your immediate supervisor or a member of the Human Resource Department.


                                       ----------------------------------------
                                                   President & CEO
                                            Centrue Financial Corporation

                                     - 2 -
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Centrue Financial Corporation
Code of Ethics
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                                     INDEX


Policy                                                               Page Number
------                                                               -----------

CE.000    Responsibilities of Employees......................................4
CE.000    General Philosophy.................................................5
CE.001    Bank Bribery Act...................................................7
CE.010    Compliance Certification...........................................8
CE.020    Confidential Information ..........................................9
CE.030    Conflicts of Interest .............................................10
CE.040    Directors' Code of Ethics .........................................13
CE.050    Dishonesty ........................................................14
CE.060    Gifts, Fees, Legacies and Investments..............................15
CE 065    Purchasing.........................................................17
CE.070    Outside Employment & Business Interests ...........................19
CE.080    Political Activity.................................................20
CE.090    Recordkeeping .....................................................21
CE.100    Soft Dollar Arrangement ...........................................22
CE.110    Undue Influence....................................................23
CE.120    Insider Trading....................................................24
CE.130    Extension of Credit ...............................................25
CE.140    Fair Dealing ......................................................26
CE.150    Protection and Proper Use of Company Property......................27
CE.160    Compliance With Laws, Rules and Regulation.........................28
CE.170    Reporting of Illegal or Unethical Behavior ........................30
CE.180    Administration and Waiver of Code of Ethics........................31
CE.190    Misleading Financial Information ..................................33
CE.200    Special Rules That Apply to Investment Officers ...................34
CE.210    Senior Financial Officers' Code of Ethics..........................35


Code of Ethics Employee Acknowledgement Form
Investment Officer Code of Conduct Statement

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Centrue Financial Corporation
Code of Ethics
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                                -----------------------------------------------
                                Policy No.    CE.000
                                -----------------------------------------------
                                Subject       Responsibilities of Employees
                                -----------------------------------------------
                                Effective     January 30, 2007
                                -----------------------------------------------
                                Revised
                                -----------------------------------------------


                         RESPONSIBILITIES OF EMPLOYEES

As an employee, you have a number of responsibilities with regard to Centrue Financial Corporation's Code of Ethics. These responsibilities include the following:

     1. You should learn and understand the various laws that are applicable to you in performing your duties on behalf of Centrue Financial Corporation. You should comply with those laws. If you have doubt about what the law requires, you should ask your supervisor for an explanation.

     2. As a community bank that provides exceptional customer service, we will treat all customers and suppliers in an honest and fair manner. Customer satisfaction is a priority.

     3. Directors/officers/employees are prohibited from exercising undue influence over subordinates in situations that would not be in the best interest of Centrue Financial Corporation. Any such situation should be reported to the Chief Executive Officer. If you become aware of a situation where you believe that the CEO is exercising undue influence, you should report your finding to the Chairman of the Board or the Chairman of the Audit Committee.

     4. Avoid situations where personal interests are, or appear to be, in conflict with that of Centrue Financial Corporation.

     5. Safeguard and properly use Centrue Financial Corporation's proprietary information, assets and resources, as well as the proprietary information, financial information, assets and resources of customers.

     6. Maintain confidentiality of nonpublic information and do not act on such information for personal gain. Acting on such information is not only a violation of this code, but would also be a violation of law.

     7. Exercise good judgment in making legal political contributions or in using political influence in your personal political activities.

                                     - 4 -

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Centrue Financial Corporation
Code of Ethics
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                                -----------------------------------------------
                                Policy No.    CE.000
                                -----------------------------------------------
                                Subject       General Philosophy
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------

                                GENERAL PHILOSOPY

Centrue Financial Corporation strictly forbids any employee, officer, director, agent, or attorney of this Company to solicit for themselves or a third party anything of value from anyone in return for any business, service, or confidential information of the Company. Similarly, it is forbidden for a person associated with the Company to accept anything of value from anyone in connection with the business of the Company, either before or after a transaction is discussed or consummated. Furthermore, if any individual is offered something of value from a customer beyond what is expressly authorized in this policy statement, that individual must disclose the facts of the offer to the Human Resource Department immediately.

Title 18 U.S. Code, Section 215, makes it a criminal offense for any Centrue Financial Corporation employee to corruptly:

         o Solicit for himself or herself or for a third party anything of value from anyone in return for any business, service or confidential information of Centrue Financial Corporation; or
         o Accept anything of value (other than normal authorized compensation) from anyone in connection with the business of Centrue Financial Corporation, either before or after a transaction is discussed or consummated.

Employees, officers and directors are prohibited from:

         o Personally benefiting from opportunities that are discovered through the use of Centrue Financial Corporation property, contacts, information or position.
         o Accepting employment or engaging in a business (including consulting or similar arrangements) that may conflict with the performance of your duties or Centrue Financial Corporation's interest.
         o Soliciting, demanding, accepting or agreeing to accept anything of value from any person in conjunction with the performance of your employment or duties at Centrue Financial Corporation.
         o Acting on behalf of Centrue Financial Corporation in any transaction in which you or your immediate family has a significant direct or indirect financial interest.

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Centrue Financial Corporation
Code of Ethics
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                                -----------------------------------------------
                                Policy No.    CE.000
                                -----------------------------------------------
                                Subject       General Philosophy
                                -----------------------------------------------
                                Page          2
                                -----------------------------------------------

There are certain situations in which you may accept a personal benefit from someone with whom you transact business such as:

         o Accepting a gift in recognition of a commonly recognized event or occasion (such as a promotion, new job, wedding, retirement or holiday). An award in recognition of service and accomplishment may also be accepted without violating these guidelines so long as the gift does not exceed $100 from any one individual in any calendar year.
         o Accepting something of value if the benefit is available to the general public under the same conditions on which it is available to you.
         o Accepting meals, refreshments, travel arrangements and accommodations and entertainment of reasonable value in the course of a meeting or other occasion to conduct business.
         o Foster business relations if the expense would be reimbursed by Centrue Financial Corporation as a business expense if the other party did not pay for it.

This Code of Ethics:

         o Requires the highest standards for honest and ethical conduct, including proper and ethical procedures for dealing with actual or apparent conflicts of interest between personal and professional relationships.
         o Requires full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by Centrue Financial Corporation with governmental and regulatory agencies.
         o Requires compliance with applicable laws, rules and regulations.
         o Addresses potential or apparent conflicts of interest and provides guidance for employees, officers and directors to communicate those conflicts to Centrue Financial Corporation.
         o Addresses misuse or misapplication of Centrue Financial Corporation property and corporate opportunities.
         o Requires the highest level of confidentiality and fair dealing within and outside the Centrue Financial Corporation environment.
         o        Requires reporting of any illegal behavior.

If anything prescribed herein will cause you difficulty, you should discuss the problem with the Human Resource Department. Until a written waiver has been granted by the Human Resource Department, we expect each of our directors, officers, and employees to comply with this statement of Company policy.

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Centrue Financial Corporation
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                                -----------------------------------------------
                                Policy No.    CE.001
                                -----------------------------------------------
                                Subject       Bank Bribery Act
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       March 31, 2003
                                -----------------------------------------------


                                BANK BRIBERY ACT

The Bank Bribery Act provides in part that:

1. Whoever corruptly gives, offers or promises anything of value to any person, with intent to influence or reward an officer, director, employee, agent or attorney of a financial institution in connection with any business or transaction of such institution; or

2. An officer, director, employee, agent or attorney of a financial institution, corruptly solicits or demands for the benefit of any person, or corruptly accepts or agrees to accept anything of value from any person, intending to be influenced or rewarded in connection with any business or transaction of such institution shall be guilty of an offense.

Whoever commits the violation will be fined not more than the greater of $1,000,000 or three times the value of the item received, offered, etc. and/or imprisoned for not more than 30 years. If the value of the item received, offered, etc. does not exceed $100, the fine will be not more than $1,000 and/or imprisonment for not more than 1 year.



                                     - 7 -

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                                -----------------------------------------------
                                Policy No.    CE.010
                                -----------------------------------------------
                                Subject       Compliance Certification
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                            COMPLIANCE CERTIFICATION

Centrue Financial Corporation asks that all directors and employees annually sign a certificate attesting to compliance with this policy statement. The blank form used for this purpose appears on the last page of this Code of Ethics.




                                     - 8 -
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Centrue Financial Corporation
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                                -----------------------------------------------
                                Policy No.    CE.020
                                -----------------------------------------------
                                Subject       Confidential Information
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                            CONFIDENTIAL INFORMATION

In the course of performing normal duties, Centrue Financial Corporation employees acquire confidential (including but not limited to information about customer finances, the business strategies and/or plans of the company or other data acquired through affiliation with the organization) information considered to be extremely sensitive. This information shall not be revealed to unauthorized persons nor shall customers' finances be discussed with others within the organization unless their duties require the information. Information about customers can be released only when authorized by the customer or subpoenaed by a court, the IRS or appropriate authorities. The information released must be accurate and within the confines of the release-authorizing document.

Centrue Financial Corporation recognizes the importance and duty to protect the confidential and private nature of customers' financial and personal information. However, when customers use the Bank as a credit reference, they are giving the Bank the authority to release credit information. Banks also share credit information with each other. This sharing is done only to:

     1.  Support credit decisions; and

     2. Give assurances that source confidentiality will be protected and that the information is accurate and not misleading.


The inherent conflict between the customer's right to confidence and privacy and the need for creditors to share credit experience should be recognized. This conflict cannot be entirely resolved, but its consequences can be mitigated by exercising extreme care when exchanging credit information.



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Centrue Financial Corporation
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                                -----------------------------------------------
                                Policy No.    CE.030
                                -----------------------------------------------
                                Subject       Conflicts of Interest
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                             CONFLICTS OF INTEREST

Confidential information about Centrue Financial Corporation's customers that reflects favorably or adversely on the investment value of any business enterprise is "insider" information. It should not be used for personal investment advantage or provided to others for their investment advantage. A Centrue Financial Corporation employee should not represent Centrue Financial Corporation in any transaction where he or she has a material connection or a financial interest. Examples of material connections would include relatives or personal friends - whether the transaction involves them as individuals or as principals in a firm doing business with Centrue. An example of a financial interest would be an employee's involvement as a proprietor, partner or joint venturer in a firm doing business with Centrue Financial Corporation.

Centrue Financial Corporation employees should avoid taking part in transactions involving any of the above circumstances. By "transactions" it means not only making loans, but also approval of overdrafts, accepting checks on uncollected funds, waiving of NSF fees, overdraft or late charges, and waiving the requirement for financial statements or collateral documents. When there is a potential conflict of interest, the transaction should be referred to someone of equal or higher authority.

It is impossible to list every situation where such conflict could occur, but the following guidelines may help you determine whether or not your actions are a conflict of interest violation. These represent some of the kinds of business dealings where conflicts of interest could occur:

     1.  The confidential nature of account relationships has been breached.

     2. Fiduciary responsibilities are handled in a less than prudent manner; business is done with Centrue Financial Corporation on the basis of friendship, family ties, the giving and receiving of gifts or vendor sponsored incentive contests, or to curry favor with some special interest group.

     3. Centrue Financial Corporation's name is used to enhance opportunities for others in their political, investment or retail purchasing activities.

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Centrue Financial Corporation
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                                -----------------------------------------------
                                Policy No.    CE.030
                                -----------------------------------------------
                                Subject       Conflicts of Interest
                                -----------------------------------------------
                                Page          2
                                -----------------------------------------------

For example, when Centrue Financial Corporation employees are asked to be directors of outside corporations, the relationship generally involves the use of Centrue Financial Corporation's name, which can create the impression of an endorsement of financial responsibility and business practices. Since such duties also involve time, it is Centrue Financial Corporation's policy for officers and employees ordinarily not to serve in such capacities with for-profit corporations; and, when compelling business or personal reasons are present, such service may be authorized on a case-by-case basis but only with approval of the Chief Executive Officer. Special consideration is usually made for boards of small family corporations and cooperative and condominium apartments where no public aspects are involved.

The following policies with respect to these relationships which should be kept in mind:

     1. It should be understood that an officer or employee will withdraw from the directorship at such time as the Board feels it to be appropriate.

     2. The amount of time devoted to the activity shall not interfere with normal duties.

     3. The officer or employee involved will abstain from approving Centrue Financial Corporation extensions of credit to the organization.

     4. Because of the conflict of interest, inside information, and possible trading problems, it is not appropriate for investment and fiduciary unit personnel and committee members to serve as directors of publicly owned companies. Any exception to this policy must receive the approval of the Board.

The policy described above is applicable to service with for-profit corporations and is to be contrasted with service with not-for-profit civic, charitable or religious organizations. Service with the latter organizations generally does not carry the same risks of implied endorsement by Centrue Financial Corporation and can provide valuable opportunities for employees, officers and our communities. Service with these organizations can also assist the Bank in maintaining familiarity with the credit and other financial needs of residents of our communities. Centrue Financial Corporation therefore strongly encourages involvement by its employees, officers and directors in not-for-profit civic, charitable, and community groups.

All officers must refrain from participating in the approval of an extension of credit (or any modification of credit terms) to a business of which they are an officer, owner or director.

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                                -----------------------------------------------
                                Policy No.    CE.030
                                -----------------------------------------------
                                Subject       Conflicts of Interest
                                -----------------------------------------------
                                Page          3
                                -----------------------------------------------


When a Centrue Financial Corporation officer or other employee, as a director or officer of another corporation, is granted any signing authority over any of the other corporation's accounts with Centrue Financial Corporation, approval of the Chief Executive Officer must be obtained before exercising the signing authority. In this regard, the best practice is for the Centrue Financial Corporation employee to decline the opportunity to have signing authority over any Centrue Financial Corporation account which the corporation maintains.





                                     - 12 -

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Centrue Financial Corporation
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                                -----------------------------------------------
                                Policy No.    CE.040
                                -----------------------------------------------
                                Subject       Directors' Code of Ethics
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                           DIRECTORS' CODE OF ETHICS

The directors of Centrue Financial Corporation and its subsidiary, Centrue Bank, were elected to serve the needs of the stockholders, the communities and the employees - not to serve the financial needs of directors. Legal, regulatory and ethical considerations make it mandatory that directors avoid most of the conflicts of interest situations outlined in CC.030 for employees. In addition, directors must:

1. Conflicts of Interest. Disclose to the Chairman of the Board of Centrue Financial Corporation any actual or potential conflicts of interest as soon as the situation arises. (This includes disclosure of any material interest in the business of a borrower, an applicant or other customer. It also includes any gift or monetary offers made for the purpose of influencing a Centrue Financial Corporation decision.) Directors are specifically required to divulge all conflict of interest situations to the Chairman and to thereafter abstain from voting (or influencing other votes) regarding the conflict. In addition, directors are not to use pressure or undue influence when discussing pending Company business with officers. Specifically, using undue influence on behalf of family, business associates, or close friends is prohibited.

2. Arm's Length Transaction. Use only arm's length transaction when buying, selling or leasing assets or services to Centrue Financial Corporation. (It is Centrue Financial Corporation 's policy to contract for assets and services using only arm's length transactions that are in the best interest of Centrue Financial Corporation. Directors are asked to honor this policy and to refrain from asking for special consideration as Centrue Financial Corporation contracts for assets or services.)

3. Independence. Centrue Financial Corporation and its subsidiary's boards of directors consist of inside directors (directors who are also officers) and outside directors (directors who are not officers). Some of our directors have close associations with owners of large blocks of Company stock and others have no such association. Regardless of whether a director is an inside director or an outside director, and regardless of whether a director is associated with blocks of ownership stock or not, once elected to serve on the board of directors each director has a duty of independence. This means that each director, regardless of affiliations, has a legal and ethical duty of speaking, acting, and voting in accordance with the dictates of his or her conscience. Not only is this an ethical duty, it is a regulatory requirement, it is the conduct expected of each director, and it is the conduct that is in the best interests of the Company and its stakeholders.

                                     - 13 -
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Centrue Financial Corporation
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                                -----------------------------------------------
                                Policy No.    CE.050
                                -----------------------------------------------
                                Subject       Dishonesty
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                                   DISHONESTY

Because trust is the cornerstone of Centrue Financial Corporation's relationship with its customers, employees must refrain from conduct which might give even the slightest appearance of dishonesty. Therefore, Centrue Financial Corporation employees should not among others:

1. Transfer amounts to or from their personal accounts from or to customers' accounts;

2. Sign customers' names to customer withdrawal slips, documents, drafts, checks or money orders;

3. Be an attorney in fact (Power of Attorney) for a customer who is not a close relative;

Any theft or embezzlement of Centrue Financial Corporation customer funds or falsification of records by any employee will subject the employee to disciplinary action including termination of employment. Any employee who has knowledge of any such theft, embezzlement or falsification and fails to report such information to their immediate supervisor or senior management will be subject to disciplinary action including termination of employment.

Written notification of any defalcations will be reported to the appropriate regulators and law enforcement agencies as prescribed by Federal and State regulations.

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                                -----------------------------------------------
                                Policy No.    CE.060
                                -----------------------------------------------
                                Subject       Gifts, Fees, Legacies and
                                              Investments
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                     GIFTS, FEES, LEGACIES AND INVESTMENTS

1. Employees should not accept a loan from a customer or supplier. This prohibition does not apply to loans from banks or other financial institutions on customary terms to finance proper credit needs. Upon request, key employees may be asked to report all their borrowings from other financial institutions to their respective Board of Directors.

2. Employees should not accept a fee for performing any act that Centrue Financial Corporation could have performed.

3. It is improper for employees to accept a gift from a customer or from any other person seeking a relationship with Centrue Financial Corporation. This rule does not apply to (a) food, refreshments or entertainment at luncheon or business meetings, (b) advertising or promotional material of nominal value, (c) awards from charitable organizations, or (d) gifts of nominal value given on special occasions such as Christmas. (Nominal value is a value that would be within the employee's ability to reciprocate on a personal basis or with a legitimate claim for reimbursement under similar circumstances.)

4. Officers and employees, in their personal capacities, may give gifts at their expense to whomever they choose. However, all personnel are expected to consider the appearance of such action if the recipient is a customer, supplier, or government official, in addition to being a personal friend or acquaintance. The context of such action is important, and if the officer or employee believes his personal gift might be interpreted as consideration for an official or business favor, then something should be done to rebut this presumption and reinforce the personal nature of the gift.

5. Each director, officer and employee of Centrue Financial Corporation and any of its affiliates, must report any stock owned in another financial institution that operates in the same market area (as later defined) as Centrue Financial Corporation and any of its affiliates. The ownership of stock in another financial institution is not prohibited unless the Board of Directors determines that the individual's ownership of the stock conflicts with the individual's performance of service to Centrue Financial Corporation.

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                                -----------------------------------------------
                                Policy No.    CE.060
                                -----------------------------------------------
                                Subject       Gifts, Fees, Legacies and
                                              Investments
                                -----------------------------------------------
                                Page          2
                                -----------------------------------------------


Centrue Financial Corporation's market area is considered to be northwest Illinois, central Illinois, southern Illinois, metropolitan Chicago, western Indiana and metropolitan St. Louis, Missouri.

Ownership of stock in publicly traded banks, bank holding companies or financial institutions is expressly permitted unless the individual owns more than ten percent of the stock or has influence over the management of the company.

Exceptions to this policy include stock acquired through inheritance, or gift. In addition, if an individual owns stock in a bank or bank holding company that has a branch in a county in which Centrue Financial Corporation or any of its affiliates opens a branch subsequent to the stock purchase, the individual would not be required to dispose of the subject stock. Bank or bank holding company stock owned or acquired in any of these ways would require disclosure to the Board.

6. Employees should not sell or lease anything to a customer at a value in excess of its market value nor should he or she purchase or lease anything from a customer at a price below its market value. (Acceptance of discounts or rebates on merchandise is permitted if they are also available to other routine customers of the firm.)

7. An employee should refuse any legacy or bequest from a customer. He or she should also refuse to serve personally as executor, trustee, or guardian of a customer's estate or trust unless the customer is a close relative (i.e., a parent/guardian, child, spouse, sibling, aunt, uncle, in-law or cousin).

8. Employees should not indirectly perform any act that these rules prohibit directly. For example, it is just as wrong to arrange for a member of the family to receive a gift as it is for the employee to accept the gift directly.

9. Speculative investing such as playing the commodities market, margin buying, short accounts, puts, calls, or combinations are not prudent for employees.

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                                -----------------------------------------------
                                Policy No.    CE.065
                                -----------------------------------------------
                                Subject       Purchasing
                                -----------------------------------------------
                                Effective     January 30, 2007_______________
                                -----------------------------------------------
                                Revised       __________________
                                -----------------------------------------------


                                   PURCHASING

The overall guideline for personnel engaged in purchasing equipment, supplies and services is that all employees will remove themselves from situations which may or appear to influence unduly their relationships with vendors in a position to transact business with any of our companies or other employees. The disclosure procedures described below are designed for personnel employed in the purchasing department, as well as other personnel making purchases, and personnel in Centrue Financial Corporation engaged in hiring employees.

All individuals performing purchasing and human resources duties may be required (as a condition of employment, and from time to time) to sign a memorandum affirming their knowledge of and intention to adhere to these policies and procedures. Persons found in violation of these policies and procedures will be subject to disciplinary action, including termination of employment.

Any special situations in which preferential treatment is extended to an officer or employee by a vendor in a non-Centrue Financial Corporation related transaction because of that vendor's association or dealings with Centrue Financial Corporation, must be brought to the attention of and approved by the Chief Executive Officer. An individual's purchase of goods for personal use from a vendor at a price lower than that offered to the general public will not be approved. Under no circumstances should a Centrue Financial Corporation employee actively seek or accept a discount from a Centrue Financial Corporation supplier or bidder on an item for his personal use. If Centrue Financial Corporation has arranged in writing for discounts to be offered to other employees, then personnel involved in purchasing may obtain these benefits without prior clearance.

It is Centrue Financial Corporation's policy that all items purchased, and specifically items from or arranged by any other Centrue Financial Corporation employee or director, or their related interests, must be purchased though the Head of Operations of Centrue Financial Corporation. Any deviations from this policy are to be reported to the Board.

Reciprocity
-----------
It is the policy of Centrue Financial Corporation to purchase all equipment, supplies and services needed by it on the basis of quality, utility and the price offered by the vendor. Only in circumstances where customers demonstrate the best quality, utility and price, will customers of Centrue Financial Corporation be given orders involving Centrue Financial Corporation purchases. In this connection, information concerning products or services supplied by us to any customer should not be made available to or obtained

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                                -----------------------------------------------
                                Policy No.    CE.065
                                -----------------------------------------------
                                Subject       Purchasing
                                -----------------------------------------------
                                Page          2
                                -----------------------------------------------


by personnel concerned with purchasing. Similarly, information as to vendor relationships should not be furnished to lending personnel in Centrue Financial Corporation. It must be kept in mind that not only will customers of Centrue Financial Corporation not be given preferential treatment on purchases, but care must also be taken to ensure that no vendors are left with the impression, however erroneous, that it is necessary for him/her or helpful, to purchase products or services which are offered by Centrue Financial Corporation.




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                                -----------------------------------------------
                                Policy No.    CE.070
                                -----------------------------------------------
                                Subject       Outside Employment & Business
                                              Interests
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                    OUTSIDE EMPLOYMENT & BUSINESS INTERESTS

Outside employment and business interests of Centrue Financial Corporation employees must be carefully monitored to avoid even the appearance of impropriety. For that reason, outside employment and business interests must be reported to the Human Resource Department immediately. For purposes of this policy, outside employment means any employment (even if no compensation or remuneration of any sort is received) of a Centrue Financial Corporation employee other than by the corporation. Outside business interest shall be construed as broadly as possible to include, but not be limited to, any ownership or other financial interest in, or management, direction or control of, any business other than Centrue Financial Corporation. Any potential conflict of interest identified by the Human Resource Department regarding outside employment and/or business interests will be reported to the Board of Directors.

The following are examples of the types of outside employment and business interests, which may create potential conflicts of interest and therefore be inappropriate:

     o   Securities/commodities brokerage

     o   Insurance

     o   Practice of law

     o   Accounting/bookkeeping

     o   Financial, estate, or business planning

     o   Investment or debt counseling

     o Any employment or activity in which confidential information is received or a fiduciary relationship is otherwise created

     o Any entity which provides goods or services to Centrue Financial Corporation

     o Any entity which provides the same or similar services or products as those provided by Centrue Financial Corporation

     o   Any other financial institution

This list is not meant to be exhaustive, and other types of outside employment and business interests may be deemed inappropriate.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.080
                                -----------------------------------------------
                                Subject       Political Activity
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                               POLITICAL ACTIVITY

Centrue Financial Corporation supports the democratic political system as a critical part of its environment. However, written approval must be obtained from the Human Resource Department before accepting nomination or appointment to public office. Additionally, all employees shall annually report all public offices held.

Centrue Financial Corporation prohibits the following activities:

1. Any contribution or expenditure of its funds either directly or indirectly to or for the benefit of, use of, in support or in opposition to any political party, candidate, political committee.

2. The use of its premises, equipment or supplies by any political party candidate.

3. The "loaning", temporary assigning or otherwise making available of any of its employees to, or for the use of, any political party, candidate or political committee.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.090
                                -----------------------------------------------
                                Subject       Recordkeeping
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                                 RECORDKEEPING

Attempted bribes will be reported immediately to Centrue Financial Corporation's Chief Executive Officer who will inform the holding company Board of Directors. The Chief Executive Officer will then take appropriate action and will keep contemporaneous written records of each case.

Written records will also be kept in the Chief Executive Officer's office of all waivers granted to any portion of this Code of Ethics. The Human Resource Department will keep all compliance certificates on file for a period not less than three years.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.100
                                -----------------------------------------------
                                Subject       "Soft Dollar" Arrangement
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                           "SOFT DOLLAR" ARRANGEMENT

It is the policy of Centrue Financial Corporation to discourage all forms of "soft dollar" remuneration. Centrue Financial Corporation officers and employees are to avoid the acceptance of "soft dollar" remuneration wherever possible and shall not under any circumstances accept any form of "soft dollar" remuneration having a fair cash value of greater than $100.

For purposes of this policy, "soft dollar" remuneration includes, but is not limited to, gifts of property, meals, trips, entertainment and other non-cash compensation received by a Centrue Financial Corporation officer or employee, directly or indirectly, from a securities firm or broker, vendor or other person, firm or entity with whom Centrue Financial Corporation contracts for goods or services.

Procedures
----------

1. Quarterly Report. All Centrue Financial Corporation officers and employees shall, within ten (10) days after the end of each calendar quarter, report any "soft dollar" remuneration received by them during the preceding quarter. Such report shall identify the party providing the "soft dollar" remuneration, a description thereof, the date provided and its value.

2. Review by Board of Directors. Such report shall be submitted to and reviewed by the respective Board of Directors.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.110
                                -----------------------------------------------
                                Subject       Undue Influence
                                -----------------------------------------------
                                Effective     January 20, 1997
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                                 UNDUE INFLUENCE

Generally speaking, "undue influence" is any conduct by a person which, considering all of the relevant facts and circumstances, influences, dominates or controls the will of another person (the transferor) and causes him or her to make a disposition of his or her property which he or she otherwise would not have made. Undue influence may take many forms. Most undue influence cases will involve transferors who are elderly or infirm or who have limited mental capabilities. In many cases, the transferee or donee (often a family member or close friend) will be a person who stands in a confidential or fiduciary relationship to the transferor. In such cases, a presumption of undue influence arises.

It is the policy of Centrue Financial Corporation that all of its officers and employees shall be especially watchful for situations and transactions in which undue influence may be present.

Procedures
----------

1. Where Undue Influence Is Suspected. In situations where undue influence is suspected, the officer or employee handling the transaction should
         (a) attempt to independently ascertain whether the transferor understands the nature of the transaction and its consequences; (b) before executing or completing the transaction, consult with his or her immediate supervisor; and (c) consult with legal counsel.

2. Report. In all cases in which undue influence is suspected, the officer or employee involved shall promptly prepare a report detailing the relevant facts and circumstances and the action taken. This report shall be transmitted to the security officer.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.120
                                -----------------------------------------------
                                Subject       Insider Trading
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                                 INSIDER TRADING

It is both unethical and illegal to buy, sell, trade or otherwise participate in transactions involving Centrue Financial Corporation common stock or other security while in possession of material information concerning Centrue Financial Corporation that has not been released to the general public, but which when released may have an impact on the market price of the Centrue Financial Corporation common stock or other equity security. It is also unethical and illegal to buy, sell, trade or otherwise participate in transactions involving the common stock or other security of any other company while in possession of similar non-public material information concerning such company. Any questions concerning the propriety of participating in a Centrue Financial Corporation or other company stock or other security transaction should be directed to the Centrue Financial Corporation Chief Executive Officer or Chief Financial Officer.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.130
                                -----------------------------------------------
                                Subject       Extension of Credit
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                              EXTENSIONS OF CREDIT

Centrue Financial Corporation's affiliate bank, Centrue Financial Corporation, may extend credit to any executive officer, director, or principal shareholder of Centrue Financial Corporation only on substantially the same terms as those prevailing for comparable transactions with other persons or that may be available to employees generally as permitted by and in accordance with Regulation O of the Board of Governors of the Federal Reserve System.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.140
                                -----------------------------------------------
                                Subject       Fair Dealing
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                                  FAIR DEALING

Each employee, officer and director should undertake to deal fairly with Centrue Financial Corporation's customers, suppliers, competitors and employees. Additionally, no one should take advantage of another through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practices.

Employees must disclose prior to or at their time of hire the existence of any employment agreement, non-compete or non-solicitation agreement, confidentiality agreement or similar agreement with a former employer that in any way restricts or prohibits the performance of any duties or responsibilities of their positions with Centrue Financial Corporation. Copies of such agreements should be provided to the Human Resource Department to permit evaluation of the agreement in light of the employee's position. In no event shall an employee use any trade secrets, proprietary information or other similar property, acquired in the course of his or her employment with another employer, in the performance of his or her duties for or on behalf of Centrue Financial Corporation.

Centrue Financial Corporation's affiliates are engaged in the business of serving as executor, trustee and guardian of estates of individuals. Employees are encouraged to recommend these services to qualified individuals. Employees may serve as fiduciaries for members of their own families (i.e., a parent/guardian, child, spouse, sibling, aunt, uncle, in-law or cousin). With respect to any other person, employees should not seek nor accept appointment to any fiduciary or co-fiduciary position without the written approval of the officer in charge of the member trust organization assigned to their geographic areas. Due to the danger of customer misunderstandings, potential liability to Centrue Financial Corporation, or its employees, and inherent conflicts of interest, such approval will not normally be given. Employees should not directly or indirectly accept bequests under a will or trust if such bequests have been made to them because of their employment with Centrue Financial Corporation.

Employees are sometimes asked to advise customers with respect to services and goods other than services and goods available from Centrue Financial Corporation as to attorneys, accountants, insurance brokers or real estate agents with whom they might do business. This type of advice must be avoided.

Centrue Financial Corporation and its employees do not render advice other than with respect to goods and services that can be made through or relate to those that can be made through Centrue Financial Corporation.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.150
                                -----------------------------------------------
                                Subject       Protection and Proper Use of
                                              Centrue Financial Corporation
                                              Property
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                          PROTECTION AND PROPER USE OF
                     CENTRUE FINANCIAL CORPORATION PROPERTY

All employees, officers and directors should protect Centrue Financial Corporation's property and assets and ensure their efficient and proper use. Theft, carelessness and waste can directly impact Centrue Financial Corporation's profitability, reputation and success. Permitting Centrue Financial Corporation property (including data transmitted or stored electronically and computer resources) to be damaged, lost, or used in an unauthorized manner is strictly prohibited. Employees, officers and directors may not use corporate, bank or other official stationery for personal purposes.

The proper handling of business expenses incurred while away from the office is imperative if Centrue Financial Corporation officers and employees are to avoid the appearance of a conflict of interest or a reputation for self-enrichment at the expense of Centrue Financial Corporation, its stockholders and their fellow employees. The tax rules on deductibility offer sound guidelines which must be followed for internal reporting purposes, and therefore must also be adhered to in the course of external contacts. The U.S. Internal Revenue service standards are applied by Centrue Financial Corporation for the purpose of determining the appropriateness of a business expense. Any submitted expenses not complying with IRS requirements and Centrue Financial Corporation policy will not be reimbursed. The reimbursed travel expenses (if any) of a spouse, or other individual, accompanying a Centrue Financial Corporation representative on a business trip will be taxable to the employee unless it can be demonstrated to Centrue Financial Corporation's satisfaction that their presence served a bona fide business purpose.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.160
                                -----------------------------------------------
                                Subject       Compliance With Laws, Rules and
                                              Regulation
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                  COMPLIANCE WITH LAWS, RULES AND REGULATIONS

This Code of Ethics is based on Centrue Financial Corporation's policy that all employees, officers and directors comply with the law. While the law prescribes a minimum standard of conduct, this Code of Ethics requires conduct that often exceeds the legal standard.

Centrue Financial Corporation specifically forbids the following conduct:

     1. Theft, fraud, embezzlement, misappropriation, or any form of wrongful conversion of property belonging to Centrue Financial Corporation, an employee, or any Centrue Financial Corporation customer or client. This applies whether or not the conduct is a criminal act subject to prosecution.

     2. Any act of fraud or deception involving Centrue Financial Corporation, a customer, a supplier, a government official or any other party.

     3. Any act of bribery, including a promise, offer, or gift of money or anything of value made or offered to a government official or someone acting for the government or a person employed by, or acting on behalf of, a customer, supplier or other organization with which Centrue Financial Corporation does business or has prospective business.

     4. Any dishonest or unethical act against Centrue Financial Corporation or any regulatory official.

     5. Political contributions of money, services, or other property of Centrue Financial Corporation that are in violation of applicable law.

     6. Any act of discrimination based on a person's race, color, gender, creed, sexual orientation, marital status, age, religion, national origin, ancestry, place of birth, disability, veteran status or any other category protected by law.

     7. Any act of harassment, which includes but is not limited to, slurs, jokes and other verbal, graphic, or physical conduct that relates to an individual's race, color, gender, creed, sexual orientation, marital status, age, religion, national origin, ancestry, place of birth, disability, veteran status or any other category protected by law.

Certain other statutory and regulatory provisions are applicable to officers, directors and employees of banks and bank holding companies. The following list is not exhaustive, but highlights a number of areas Centrue deems particularly significant:

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.160
                                -----------------------------------------------
                                Subject       Compliance with Laws, Rules and
                                              Regulations
                                -----------------------------------------------
                                Page          2
                                -----------------------------------------------


     1. Interlocks between management officials (officers, directors, employees) of nonaffiliated financial institutions and holding companies of financial institutions are generally prohibited.

     2. Bank employees' receipt of compensation for acting as a co-fiduciary (co-trustee) with Centrue Financial Corporation is restricted.

     3. Receipt of commission or gift for procuring a loan from Centrue Financial Corporation, or extension, renewal or substitution of security, etc., is prohibited.

     4.  Offer of a loan or gratuity to a bank examiner is prohibited.

     5. Certification of checks without adequate customer funds on deposit is prohibited.

     6. Lending and borrowing of trust funds is restricted and in some case prohibited.

     7.  Embezzlement, theft and misapplication of funds are illegal.

     8. Unauthorized issuance of Centrue Financial Corporation obligations and intentional false entries are prohibited.

     9. Relationships with dealers in securities by Centrue Financial Corporation employees and directors are restricted.

     10. Stock-secured loans to purchase or carry margin stocks are regulated and impose scrutiny responsibilities on Centrue Financial Corporation lending officers.

     11. Convictions of criminal offenses preclude serving as an officer, director or employee.

     12. Requiring a borrower to purchase or obtain other Centrue Financial Corporation products other than certain direct deposit account relationships is prohibited. Certain

Centrue Financial Corporation business units have policies and procedures governing topics covered by this Code of Ethics. These policies and procedures reflect the special requirements of these business units.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.170
                                -----------------------------------------------
                                Subject       Reporting of Illegal or Unethical
                                              Behavior
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                   REPORTING OF ILLEGAL OR UNETHICAL BEHAVIOR

All employees, officers and directors are expected to demonstrate the ability to properly manage their personal finances, particularly the prudent use of credit. Centrue Financial Corporation recognizes that its customers must have faith and confidence in the honesty and character of its employees, officers and directors. In addition to the importance of maintaining customer confidence, there are specific laws that outline the actions Centrue Financial Corporation must take regarding any known, or suspected, crime involving the affairs of Centrue Financial Corporation. With regard to financial affairs, the Company must make a criminal referral in the case of any known, or suspected, theft, embezzlement, check/debit card kiting, misapplication or other defalcation involving company funds or personnel in any amount.

Fraud is an element of business that can significantly affect the reputation and success of Centrue Financial Corporation. Centrue Financial Corporation requires its employees, officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected criminal activity involving Centrue Financial Corporation or its employees. If, during the course of employment, you become aware of any suspicious activity or behavior including concerns regarding questionable accounting or auditing matters, you must report violations of laws, rules, regulations or this Code of Ethics to the Human Resource Department or through the Company's anonymous hotline.

Centrue Financial Corporation has contracted with an outside vendor to receive the Company's Sarbanes-Oxley related complaints. This vendor may also receive the Company's Human Resources related complaints. Listed below are the procedures for this process:

     1. An employee can initiate an anonymous complaint via e-mail or by phone to the vendor. The vendor will track and retain all complaints.

     2. The vendor then contacts the designated Centrue Financial Corporation recipients via e- mail; the Risk Management Officer and Chairman of the Audit Committee for Sarbanes- Oxley related issues and the Risk Management Officer and the Director of Human Resources for Human Resource-related issues.

     3. The designated recipients will take the appropriate action necessary to handle the complaint. This may include contacting legal counsel.

     4. Follow-up will be conducted by the designated recipients on the complaints received.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.170
                                -----------------------------------------------
                                Subject       Reporting of Illegal or Unethical
                                              Behavior
                                -----------------------------------------------
                                Page          2
                                -----------------------------------------------


No retaliation will be allowed to occur against an employee who reports potential fraud or a complaint in good faith.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.180
                                -----------------------------------------------
                                Subject       Administration and Waiver of Code
                                              of Ethics
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                  ADMINISTRATION AND WAIVER OF CODE OF ETHICS

This Code of Ethics shall be administered and monitored by the Centrue Financial Corporation Human Resource Department. Any questions and further information on this Code of Ethics should be directed to this department.

All managers and direct supervisors are responsible for reviewing this Code of Ethics with their subordinates each time a new edition of the Code of Ethics is published.

It is also the responsibility of the Human Resource Department to reaffirm compliance with this Code of Ethics by all employees and officers, and to obtain a signed certificate that each employee and officer has read and understands the guidelines and will comply with them. The provisions of the Code of Ethics Policy will be included in the Centrue Financial Corporation Human Resource Policies. The Human Resource Policies will be issued to all new employees and officers at the time of employment and reissued to existing employees and officers from time to time. Employees will be required to sign a receipt form for the Employee Handbook indicating they have read this Code of Ethics and comply with its provisions.

Employees, officers and directors of Centrue Financial Corporation are expected to follow this Code of Ethics at all times. Generally, there should be no waivers to this Code of Ethics, however, in rare circumstances conflicts may arise that necessitate waivers. Waivers will be determined on a case-by-case basis by the Centrue Financial Corporation Human Resource Department with the advice of legal counsel.

However, waivers for directors and executive officers must be determined by the board of directors. For members of the board of directors and executive officers, the board of directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from this Code of Ethics. Any waiver and the grounds for such waiver by directors or executive officers may need to be disclosed to stockholders in the Centrue Financial Corporation Corporation Annual Proxy Statement.

Known or suspected violations of this Code of Ethics will be investigated and may result in disciplinary action up to and including immediate termination of employment.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.190
                                -----------------------------------------------
                                Subject       Misleading Financial Information
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                        MISLEADING FINANCIAL INFORMATION

Centrue Financial Corporation will be honest and forthright in all of its financial reporting. We will use generally accepted accounting procedures (GAAP) to account for all transactions. We will then use the resulting accounting data to prepare financial reports that are as accurate as we can make them. No one associated with this company is authorized to slant this financial data in ways that might mislead a third party into believing the Company's financial situation is better than it actually is.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.200
                                -----------------------------------------------
                                Subject       Special Rules That Apply to
                                              Investment Officers
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised
                                -----------------------------------------------


                SPECIAL RULES THAT APPLY TO INVESTMENT OFFICERS

Anyone making investments on behalf of the Company is prohibited from taking advantage of the special circumstances associated with this duty. Specifically, an investment officer is prohibited from buying securities for his or her own account through dealers from which he or she buys securities for the Company's account. The investment officer is also prohibited from accepting gifts, entertainment, free travel, and so forth from a securities dealer or from employees who work for a securities firm. If the investment officer is ever approached with a deal that would benefit him or her personally, he or she must immediately report the circumstances to the president and the chairperson of the board and stop placing investment orders through that firm. (Exhibit 2A.2 following this policy contains a statement that the Company requires its investment officers to sign.)

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

                                -----------------------------------------------
                                Policy No.    CE.210
                                -----------------------------------------------
                                Subject       Senior Financial Officers Code of
                                              Ethics
                                -----------------------------------------------
                                Effective     March 31, 2003
                                -----------------------------------------------
                                Revised       January 30, 2007
                                -----------------------------------------------


                            SENIOR FINANCIAL OFFICERS
                                 CODE OF ETHICS

GENERAL PHILOSOPHY
The honesty, integrity and sound judgment of senior financial officers is fundamental to the reputation and success of Centrue Financial Corporation. While all employees, officers, and directors are required to adhere to the Centrue Financial Corporation Code of Ethics, the professional and ethical conduct of senior financial officers (Chief Financial Officer, Controller and Chief Investment Officer) is essential to the proper function and success of Centrue Financial Corporation as a leading financial services provider.

SENIOR FINANCIAL OFFICERS CODE OF ETHICS
To the best of their knowledge and ability, senior financial officers of Centrue Financial Corporation performing accounting, auditing, financial management or similar functions must:

o Act with honesty and integrity; avoid actual or apparent conflicts of interest in personal and professional relationships.
o Provide colleagues with information that is accurate, complete, objective, relevant, timely and understandable.
o Comply with applicable laws, rules and regulations of federal, state, and local governments (both United States and foreign) and other appropriate private and public regulatory agencies.
o Act in good faith, with due care, competence and diligence, without misrepresenting material facts or allowing independent judgment to be subordinated.
o Respect the confidentiality of information acquired in the course of employment.
o Share knowledge and maintain skills necessary and relevant to Centrue Financial Corporation's needs.
o Proactively promote ethical and honest behavior within the Centrue Financial Corporation environment.
o Assure responsible use of and control of all assets, resources and information of Centrue Financial Corporation.

All senior financial officers are expected to adhere to both the Centrue Financial Corporation Code of Ethics and the Code of Ethics for Senior Financial Officers at all times. The board of directors shall have the sole and absolute discretionary authority to approve any deviation or waiver from the Code of Ethics for Senior Financial Officers. Any waiver and the grounds for such waiver for a senior financial officer shall be promptly disclosed through a filing with the Securities and Exchange Commission on Form 8-K. Additionally, any change of this Code of Ethics for senior financial officers shall be promptly disclosed to stockholders.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------


                         Employee Acknowledgement Form

I have received a copy of the Centrue Financial Corporation Code of Ethics. After having read the Code, I certify that:

1. I have not directly, or indirectly through my family (a) made any personal investment based on insider information, (b) otherwise acted on insider information contrary to the Centrue Financial Corporation policy statement, (c) accepted any gifts or entertainment, or (d) accepted any fees or other remuneration, (e) borrowed from a Centrue Financial Corporation customer or supplies, (f) sold or leased assets to or purchased or leased assets from a customer other than an arm's length transaction, or (g) accepted any bequest, legacy, or fiduciary appointment except as follows:


2. I do not hold a position as director, officer, partner or any other official position in any business or professional enterprise except as follows:


3.       I am not engaged in any outside employment except as follows:


4. Neither I, nor any member of my immediate family, is engaged in any activity, which may reasonably be deemed in conflict with this Code of Ethics except as follows:




-----------------------------------------------   ------------------------------
Employee Signature                                Date


-----------------------------------------------
Employee Name (Typed or Printed)

This form must be signed and returned to the Human Resource Department.

Centrue Financial Corporation
Code of Ethics
--------------------------------------------------------------------------------

Conflicts of Interest:
Investment Officer Code of Conduct Statement


Based on instructions I have received from the board of directors, I understand that I am prohibited from buying securities for my own account using dealers through which I buy securities for the company's account.

I also understand that I may not accept gifts, entertainment, free travel, etc., from a securities dealer or employees of a securities firm, directly or indirectly. If I am ever offered a bribe or approached with a deal that would benefit me personally, I will immediately report the circumstances of the offer to the president and the chairperson of the board, and I will immediately stop placing investment orders through that firm.

A signed copy of this statement will be forwarded to each of the securities firms with which the Company deals so that the salespeople of the firm will be explicitly on notice that I am not to be approached with gifts, gratuities, or unethical deals.




-----------------------------------------------   ------------------------------
Investment Officer Signature                      Date


-----------------------------------------------
Investment Officer Name (Typed or Printed)


This form must be signed and returned to the Human Resource Department.